UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

August 5, 2025
Date of Report (Date of earliest event reported)

Upstart Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39797	46-4332431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2950 S. Delaware Street, Suite 410
San Mateo, CA 94403
(Address of principal executive offices, including zip code)

(833) 212-2461
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                         ☐

Item 2.02 Results of Operations and Financial Condition.

On August 5, 2025, Upstart Holdings, Inc. (the “Company”) furnished a Current Report on Form 8-K that included a press release reporting its financial results for the fiscal quarter ended June 30, 2025 (the “Original Form 8-K”). This Current Report on Form 8-K/A amends the Original Form 8-K solely for the purpose of correcting an error with respect to the Company’s diluted Adjusted Net Income (Loss) Per Share for the three and six months ended June 30, 2025. The Company previously reported diluted Adjusted Net Income (Loss) Per Share of $0.36 and $0.62 as of the three and six months ended June 30, 2025, respectively. The corrected diluted Adjusted Net Income (Loss) Per Share is $0.40 and $0.70 as of the three and six months ended June 30, 2025, respectively.

The correction does not impact any other published results for the quarter ended June 30, 2025, including the Company's net income (loss) per share. This correction also has no impact on the Company's basic weighted-average share count or diluted weighted-average share count included in the Company’s financial outlook for the fiscal quarter ending September 30, 2025.

A copy of the corrected press release is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference. The information in this Current Report on Form 8-K/A and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Other than correction of the error discussed in this Current Report on Form 8-K/A, no other changes have been made to the Original Form 8-K or the press release furnished therewith.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Upstart Holdings, Inc. dated August 5, 2025 (Corrected)
104	Cover Page Interactive Data File (Cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Upstart Holdings, Inc.
Dated: August 6, 2025	By:	/s/ Sanjay Datta
Sanjay Datta
Chief Financial Officer